Long-term debt	12 Months Ended
Dec. 31, 2024
Financial Instruments [Abstract]
Long-term debt	Long-term debt:

As at	Dec 31 2024	Dec 31 2023
Unsecured notes
(i) $300 million at 4.25% due December 1, 2024	$—	$299,283
(ii) $700 million at 5.125% due October 15, 2027	696,104	694,844
(iii) $700 million at 5.25% due December 15, 2029	696,395	695,824
(iv) $600 million at 6.25% due March 15, 2032	585,562	—
(v) $300 million at 5.65% due December 1, 2044	295,820	295,709
	2,273,881	1,985,660
Other limited recourse debt facilities
(i) 5.58% due through June 30, 2031	49,450	56,637
(ii) 5.35% due through September 30, 2033	59,138	65,300
(iii) 5.21% due through September 15, 2036	32,466	34,204
	141,054	156,141
Total long-term debt[1]	2,414,935	2,141,801
Less current maturities[1]	(13,727)	(314,716)
	$2,401,208	$1,827,085
[1]  Long-term debt and current maturities are presented net of discounts and deferred financing fees of $28.3 million as at December 31, 2024 (2023 - $16.8 million).

For the year ended December 31, 2024, non-cash accretion, on an effective interest basis, of deferred financing costs included in finance costs was $3.1 million (2023 - $2.6 million).
The gross minimum principal payments for long-term debt in aggregate and for each of the five succeeding years are as follows:

	Other limited recourse debt facilities	Unsecured notes	Total
2025	$13,660	$—	$13,660
2026	13,796	—	13,796
2027	15,173	700,000	715,173
2028	16,026	—	16,026
2029	16,210	700,000	716,210
Thereafter	68,363	900,000	968,363
	$143,228	$2,300,000	$2,443,228

During the year, the maturity date of the previously established $300 million revolving credit facility was renewed to April 2028 and an additional $200 million tranche was added which expires in April 2026, increasing the total amount available under the revolving credit facility as at December 31, 2024 to $500 million. The facilities are with a syndicate of highly rated financial institutions.
The existing revolving credit facility was entered into with the following significant covenants and default provisions:
i)    the obligation to maintain a minimum interest coverage ratio of EBITDA to net interest expense greater than or equal to 2:1 calculated on a four-quarter trailing basis and a funded debt to total capitalization ratio of less than or equal to 60%, both calculated in accordance with definitions in the credit agreement that include adjustments to limited recourse subsidiaries,
ii)    a default if payment is accelerated by a creditor on any indebtedness of $50 million or more of the Company and its subsidiaries, except for limited recourse subsidiaries, and
iii)    a default if a default occurs that permits a creditor to demand repayment on any other indebtedness of $50 million or more of the Company and its subsidiaries, except for limited recourse subsidiaries.
The revolving credit facility is partially secured by certain assets of the Company, and also includes other customary covenants including restrictions on the incurrence of additional indebtedness.
To support the OCI Acquisition (Refer to note 27 - Agreement to acquire OCI Global's methanol business), the Company renewed its $500 million revolving credit facility by increasing the existing $300 million tranche to $400 million with a new five-year tenor, and the renewal of the $200 million tranche with a new three-year tenor, both from the closing date of the OCI Acquisition. Additionally, a term loan commitment of $650 million was added to partially finance the OCI Acquisition. The increase to a total availability of $600 million under the revolving credit facility and availability of the $650 million term loan commitment are subject to the closing of the OCI Acquisition. During the year ended December 31, 2024, the Company (through its wholly-owned US subsidiary, Methanex US Operations Inc.) also issued $600 million of senior unsecured notes bearing a coupon of 6.25% and due March 15, 2032. The $600 million senior unsecured notes are subject to a special mandatory redemption if either (1) the OCI Acquisition is not completed within the time period required by the related acquisition agreement, as it may be extended (but in no event later than May 31, 2026) or (2) Methanex publicly announces that it will not proceed with the OCI Acquisition for any reason, as further described in the terms of the notes. The Company also repaid $300 million of unsecured notes due December 1, 2024.
In October, to support the OCI Acquisition, the Company successfully syndicated a 364-day bridge facility (“Bridge Facility”).
As a result of the successful syndication of the $650 million term loan commitment and successful issuance of the $600 million senior unsecured notes, the commitment under the Bridge Facility was reduced to nil and the facility was terminated in
November 2024.
The covenants governing the Company’s and Methanex US Operations Inc.'s unsecured notes, which are specified in an indenture, apply to the Company, Methanex US Operations Inc. and its subsidiaries, excluding the Egypt entity and the Atlas joint venture entity, and include restrictions on liens, sale and lease-back transactions, a merger or consolidation with another corporation or sale of all or substantially all of the Company’s assets. The indentures also contain customary default provisions.
Failure to comply with any of the covenants or default provisions of the long-term debt arrangements described above could result in a default under the applicable credit agreement that would allow the lenders to not fund future loan requests, accelerate the due date of the principal and accrued interest on any outstanding loans or restrict the payment of cash or other distributions.
As at December 31, 2024, management believes the Company was in compliance with all covenants related to long-term debt obligations.
Other limited recourse debt facilities relate to financing for a certain number of our ocean going vessels which we own through less than wholly-owned entities under the Company's control. The limited recourse debt facilities are described as limited recourse as they are secured only by the assets of the entity that carries the debt. Accordingly, the lenders to the limited recourse debt facilities have no recourse to the Company or its other subsidiaries.